UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 27, 2015

Date of Report (Date of earliest event reported)

MW Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-198668	47-2259704
(Commission File Number)	(IRS Employer Identification No.)

2110 Beechmont Avenue, Cincinnati, Ohio	45230
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 231-7871

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of shareholders (the “Annual Meeting”) on October 27, 2015 in Cincinnati, Ohio. At the Annual Meeting, the shareholders voted on two proposals. The proposals are described in detail in the Proxy Statement.

Proposal 1

Registrant’s shareholders elected two individuals to the Board of Directors for a term expiring in 2018, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
John W. Croxton	467,695	18,659	244,305
David M. Tedtman	477,554	8,800	244,305

Proposal 2

Registrant’s shareholders ratified the selection of Elliott Davis Decosimo, LLC as the Registrant’s independent registered public accounting firm for fiscal year ending June 30, 2015, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
729,159	1,000	500	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MW BANCORP, INC.

Date:	October 29, 2015	By:	/s/Gregory P. Niesen
		Name:	Gregory P. Niesen
		Title:	President and Chief Executive Officer